      NUMBER                                                          SHARES
   XLT
   COMMON STOCK                      [EXULT LOGO]                 COMMON STOCK

INCORPORATED UNDER THE            Process Excellence,              SEE REVERSE
 LAWS OF THE STATE OF               Proven Results                     FOR
      DELAWARE                                                       CERTAIN
                                                                 DEFINITIONS AND
                                                                  RESTRICTIONS
                                                               CUSIP 302284 13 4
================================================================================
This Certifies that



is the record holder of
================================================================================


          FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
          $.0001 PAR VALUE PER SHARE, OF

                                  EXULT, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

 DOUGLAS L. SHURTLEFF         [EXULT, INC. SEAL]           JAMES C. MADDEN, V
     TREASURER                                                  PRESIDENT
________________________________________________________________________________


                                     [LOGO]




                        COUNTERSIGNED AND REGISTERED:
                                    U.S. STOCK TRANSFER CORPORATION
                                         TRANSFER AGENT AND REGISTRANT


                        BY                                AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF GIFT MIN ACT - _______________ Custodian ______________
TEN ENT - as tenants by the                                (Cust)                    (Minor)
JT TEN  - as joint tenants                             under Uniform Gift to Minors
          with right of                                Act _______________________________
          survivorship and not                                          (State)
          as tenants in common     UNIF TRF MIN ACT - ________________ Custodian (until age ____)
                                                           (Cust)
                                                      ____________________ under Uniform Transfer

                                                      to Minors Act ________________________
                                                                             (State)
     Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 ____________________________________
|____________________________________|

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________
                                        X _____________________________________

                                        X _____________________________________

                                  NOTICE: THE SIGNATURE(S) TO THIS AGREEMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER
Signature(s) Guaranteed

By __________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS,
SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15